UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The communications below are social media posts regarding the Company’s recent Low Carbon Solutions announcement that ExxonMobil may make from time to time.

SOCIAL MEDIA

Post Copy: We’re advancing plans for more than 20 new carbon capture and storage opportunities around the world to enable large-scale emission reductions. Learn more about our efforts. [Drives to EM.com]

VIEW VIDEO HERE For best viewing enlarge to full screen.

We’re the world leader in carbon capture,

a technology that mitigates the risks of climate change

by capturing CO2 before it enters the atmosphere.

Our new Low Carbon Solutions business

will help build upon these efforts by advancing plans

for 20+ new opportunities

to enable large-scale emissions reductions.

See two examples of where we’re making an impact:

Port of Rotterdam, the Netherlands:

We’ve executed a joint development agreement to advance interests in the Port of Rotterdam CO2 Transportation Hub and Offshore Storage (PORTHOS) which aims to collect CO2 emissions from industrial sources and transport them by pipeline to depleted North Sea offshore gas fields.

Wyoming, US:

Our LaBarge facility captures more CO2 than any other in the world, and we are working to expand its ability to capture even more.

Post Copy: Carbon capture and storage is one of the most critical low-carbon technologies required to achieve net-zero emissions and the climate goals outlined in the Paris Agreement. We’re advancing plans for more than 20 new CCS opportunities that could enable large-scale emission reductions. Learn more about our efforts. [Drives to EM.com]

VIEW VIDEO HERE For best viewing enlarge to full screen.

VIDEO STORYBOARD

We’re the world leader in carbon capture,

a technology that mitigates the risks of climate change

by capturing CO2 before it enters the atmosphere.

Our new Low Carbon Solutions business

will help build upon these efforts by advancing plans

for 20+ new opportunities

to enable large-scale emissions reductions.

See two examples of where we’re making an impact:

Port of Rotterdam, the Netherlands:

We’ve executed a joint development agreement to advance interests in the Port of Rotterdam CO2 Transportation Hub and Offshore Storage (PORTHOS) which aims to collect CO2 emissions from industrial sources and transport them by pipeline to depleted North Sea offshore gas fields.

Wyoming, US:

Our LaBarge facility captures more CO2 than any other in the world, and we are working to expand its ability to capture even more.

END FRAME (hold): insert SEC legend.

INSTAGRAM STORY

View IG story here

Carbon capture and storage (CCS): the act of capturing CO2 and storing it safely

Carbon capture and storage is one of the most critical low-carbon technologies required to achieve net-zero emissions and the climate goals outlined in the Paris Agreement.

Tap for two examples.

Port of Rotterdam, the Netherlands:

We’ve executed a joint development agreement to advance interests in the Port of Rotterdam CO2 Transportation Hub and Offshore Storage (PORTHOS) which aims to collect CO2 emissions from industrial sources and transport them by pipeline to depleted North Sea offshore gas fields.

Wyoming, US:

Our LaBarge facility captures more CO2 than any other in the world, and we are working to expand its ability to capture even more.

Cautionary Statement

Statements of future events, investment opportunities or conditions in this document are forward-looking statements. Actual future results, including project plans and timing, reductions in emissions, carbon capture and storage results and the impact of operational and technology efforts could vary depending on the ability to execute operational objectives on a timely and successful basis; national, regional and local policies; changes in laws and regulations including laws and regulations regarding greenhouse gas emissions, carbon capture and carbon costs; trade patterns and the development and enforcement of local, national and regional mandates; unforeseen technical or operational difficulties; the outcome of research efforts and future technology developments, including the ability to scale projects and technologies on a commercially competitive basis; changes in supply and demand and other market factors affecting future prices of oil, gas, and petrochemical products; changes in the relative energy mix across activities and geographies; the actions of competitors; changes in regional and global economic growth rates and consumer preferences; the pace of regional and global recovery from the COVID-19 pandemic and actions taken by governments and consumers resulting from the pandemic; changes in population growth, economic development or migration patterns; and other factors discussed in this release and in Item 1A. “Risk Factors” in ExxonMobil’s Annual Report on Form 10-K for 2019 and subsequent Quarterly Reports on Forms 10-Q, as well as under the heading “Factors Affecting Future Results” on the Investors page of ExxonMobil’s website at www.exxonmobil.com.

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) intends to file a proxy statement and associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in ExxonMobil’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 26, 2020, ExxonMobil’s proxy statement for the 2020 Annual Meeting of Shareholders, filed with the SEC on April 9, 2020 and ExxonMobil’s Form 8-K filed with the SEC on December 1, 2020. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the 2020 proxy statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting will be included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and shareholders will be able to obtain a copy of the definitive Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders will also be able to obtain, without charge, a copy of the definitive Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.